EXHIBIT 99.10

                                                        MONTHLY OPERATING REPORT


     CASE NAME: FLIGHT ONE LOGISTICS, INC.              ACCRUAL BASIS

     CASE NUMBER: 400-42069-BJH                         02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.



RESPONSIBLE PARTY:

/s/ DREW KEITH                                                    CFO
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Drew Keith                                                      10/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
---------------------------------------                 ------------------------
ORIGINAL SIGNATURE OF PREPARER                                   TITLE

Jessica L. Wilson                                               10/20/00
---------------------------------------                 ------------------------
PRINTED NAME OF PREPARER                                          DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-1

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
                                                           MONTH         MONTH        MONTH
                                            SCHEDULE     ---------------------------------------
ASSETS                                       AMOUNT      JULY 2000    AUGUST 2000 SEPTEMBER 2000
------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                          --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                            --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
3.   TOTAL CASH                             $      0      $      0       $      0       $      0
------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                  --        $ 20,742       $ 20,742       $ 20,742
------------------------------------------------------------------------------------------------
5.   INVENTORY                                  --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                           --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                           --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                    $ 39,149      $  1,224       $  1,224       $  1,224
------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                   $ 39,149      $ 21,966       $ 21,966       $ 21,966
------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION/DEPLETION                     --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
       EQUIPMENT                            $      0      $      0       $      0       $      0
------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                          --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)               --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                        --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                           $ 39,149      $ 21,966       $ 21,966       $ 21,966
------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                           --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                              --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                              --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                          --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
21.  SECURED DEBT                               --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                        --        $      0       $      0       $    250
------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
       LIABILITIES                              --        $      0       $      0       $    250
------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------
24.  SECURED DEBT                               --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                              --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                             --        $(16,740)      $(16,740)      $(16,740)
------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                        --        $      0       $      0       $      0
------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES          $      0      $(16,740)      $(16,740)      $(16,740)
------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                      $      0      $(16,740)      $(16,740)      $(16,490)
------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                 --        $ 38,956       $ 38,956       $ 38,956
------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                           --        $   (250)      $   (250)      $   (500)
------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY                   --            --             --             --
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                           $      0      $ 38,706       $ 38,706       $ 38,456
------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                         $      0      $ 21,966       $ 21,966       $ 21,966
------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-2

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

INCOME STATEMENT

                                            MONTH       MONTH         MONTH       QUARTER
                                          -----------------------------------------------
REVENUES                                  JULY 2000  AUGUST 2000  SEPTEMBER 2000    TOTAL
-----------------------------------------------------------------------------------------
1.   GROSS REVENUES                         $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
2.   LESS: RETURNS &DISCOUNTS               $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
3.   NET REVENUE                            $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------
4.   MATERIAL                               $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
5.   DIRECT LABOR                           $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                        $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD               $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
8.   GROSS PROFIT                           $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION           $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
10.  SELLING & MARKETING                    $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE               $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
12.  RENT & LEASE                           $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                    $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES               $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                     $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
OTHER INCOME &EXPENSES
-----------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)       $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)      $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                       $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
19.  DEPRECIATION/DEPLETION                 $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
20.  AMORTIZATION                           $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                    $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES            $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                      $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                      $   0        $   0        $ 250         $ 250
-----------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                    $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES          $   0        $   0        $ 250         $ 250
-----------------------------------------------------------------------------------------
27.  INCOME TAX                             $   0        $   0        $   0         $   0
-----------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                      $   0        $   0        $(250)        $(250)
-----------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-3

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

CASH RECEIPTS AND                            MONTH         MONTH         MONTH      QUARTER
DISBURSEMENTS                              ------------------------------------------------
                                           JULY 2000    AUGUST 2000  SEPTEMBER 2000   TOTAL
-------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                 $0            $0            $0            $0
-------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------
2.   CASH SALES                                $0            $0            $0            $0
-------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------
3.   PREPETITION                               $0            $0            $0            $0
-------------------------------------------------------------------------------------------
4.   POSTPETITION                              $0            $0            $0            $0
-------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                  $0            $0            $0            $0
-------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
-------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)            $0            $0            $0            $0
-------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                            $0            $0            $0            $0
-------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                       $0            $0            $0            $0
-------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS              $0            $0            $0            $0
-------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                            $0            $0            $0            $0
-------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE                      $0            $0            $0            $0
-------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------
12.  NET PAYROLL                               $0            $0            $0            $0
-------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                        $0            $0            $0            $0
-------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID             $0            $0            $0            $0
-------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES                     $0            $0            $0            $0
-------------------------------------------------------------------------------------------
16.  UTILITIES                                 $0            $0            $0            $0
-------------------------------------------------------------------------------------------
17.  INSURANCE                                 $0            $0            $0            $0
-------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                       $0            $0            $0            $0
-------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                          $0            $0            $0            $0
-------------------------------------------------------------------------------------------
20.  TRAVEL                                    $0            $0            $0            $0
-------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                             $0            $0            $0            $0
-------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE                     $0            $0            $0            $0
-------------------------------------------------------------------------------------------
23.  SUPPLIES                                  $0            $0            $0            $0
-------------------------------------------------------------------------------------------
24.  ADVERTISING                               $0            $0            $0            $0
-------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                       $0            $0            $0            $0
-------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS             $0            $0            $0            $0
-------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                         $0            $0            $0            $0
-------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                         $0            $0            $0            $0
-------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)                       $0            $0            $0            $0
-------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES             $0            $0            $0            $0
-------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS                       $0            $0            $0            $0
-------------------------------------------------------------------------------------------
32.  NET CASH FLOW                             $0            $0            $0            $0
-------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH                       $0            $0            $0            $0
-------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-4

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96


                                                                MONTH            MONTH           MONTH
                                             SCHEDULE         ---------------------------------------------
ACCOUNTS RECEIVABLE AGING                     AMOUNT          July 2000       August 2000    September 2000
-----------------------------------------------------------------------------------------------------------
1.   0-30                                        --            $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
2.   31-60                                       --            $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
3.   61-90                                       --            $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
4.   91+                                         --            $20,742          $20,742          $20,742
-----------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                $     0          $20,742          $20,742          $20,742
-----------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE             --            $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                $     0          $20,742          $20,742          $20,742
-----------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: September 2000
-----------------------------------------------------------------------------------------------------------------
                                                0-30            31-60            61-90             91+
TAXES PAYABLE                                   DAYS             DAYS             DAYS             DAYS    TOTAL
-----------------------------------------------------------------------------------------------------------------
1.   FEDERAL                                  $     0          $     0          $     0          $     0       $0
-----------------------------------------------------------------------------------------------------------------
2.   STATE                                    $     0          $     0          $     0          $     0       $0
-----------------------------------------------------------------------------------------------------------------
3.   LOCAL                                    $     0          $     0          $     0          $     0       $0
-----------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                      $     0          $     0          $     0          $     0       $0
-----------------------------------------------------------------------------------------------------------------
5.   TOTAL TAXES PAYABLE                      $     0          $     0          $     0          $     0       $0
-----------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS PAYABLE                         $     0          $     0          $     0          $     0       $0
-----------------------------------------------------------------------------------------------------------------


STATUS OF POSTPETITION TAXES                                                    MONTH: September 2000
-----------------------------------------------------------------------------------------------------------
                                              BEGINNING         AMOUNT                            ENDING
                                                TAX          WITHHELD AND/       AMOUNT            TAX
FEDERAL                                      LIABILITY*       0R ACCRUED          PAID          LIABILITY
-----------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                            $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                          $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                          $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                             $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
5.   INCOME                                   $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                      $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                      $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                              $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
9.   SALES                                    $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
10.  EXCISE                                   $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                             $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                            $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                        $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                      $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                      $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                              $     0          $     0          $     0          $     0
-----------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-5

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: September 2000
BANK  RECONCILIATIONS
                                           ACCOUNT #1   ACCOUNT #2  ACCOUNT #3
----------------------------------------------------------------------------------------
A.   BANK:                                     N/A          -           -
----------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                           N/A          -           -         TOTAL
----------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                           N/A          -           -
----------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                $0           -           -           -
----------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED          $0           -           -           -
----------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS              $0           -           -           -
----------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                   $0           -           -           -
----------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS               $0          $0          $0          $0
----------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN               -           -           -           -
----------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
                                             DATE OF      TYPE OF     PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE    INSTRUMENT     PRICE       VALUE
----------------------------------------------------------------------------------------
7.   N/A                                        -           -           -           -
----------------------------------------------------------------------------------------
8.   N/A                                        -           -           -           -
----------------------------------------------------------------------------------------
9.   N/A                                        -           -           -           -
----------------------------------------------------------------------------------------
10.  N/A                                        -           -           -           -
----------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                          -           -          $0          $0
----------------------------------------------------------------------------------------


CASH
----------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                           -           -           -          $0
----------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                  -           -           -          $0
----------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL BASIS-6

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: September 2000

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                              INSIDERS
------------------------------------------------------------------
                          TYPE OF        AMOUNT         TOTAL PAID
       NAME               PAYMENT         PAID           TO DATE
------------------------------------------------------------------
1.  N/A                      -              -                -
------------------------------------------------------------------
2.  N/A                      -              -                -
------------------------------------------------------------------
3.  N/A                      -              -                -
------------------------------------------------------------------
4.  N/A                      -              -                -
------------------------------------------------------------------
5.  N/A                      -              -                -
------------------------------------------------------------------
6.  TOTAL PAYMENTS
      TO INSIDERS                          $0               $0
------------------------------------------------------------------


                                           PROFESSIONALS
----------------------------------------------------------------------------------------------
                        DATE OF COURT                                                  TOTAL
                      ORDER AUTHORIZING  AMOUNT           AMOUNT     TOTAL PAID       INCURRED
        NAME              PAYMENT       APPROVED           PAID       TO DATE         & UNPAID*
----------------------------------------------------------------------------------------------
1.  N/A                      -              -                -           -                -
----------------------------------------------------------------------------------------------
2.  N/A                      -              -                -           -                -
----------------------------------------------------------------------------------------------
3.  N/A                      -              -                -           -                -
----------------------------------------------------------------------------------------------
4.  N/A                      -              -                -           -                -
----------------------------------------------------------------------------------------------
5.  N/A                      -              -                -           -                -
----------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                       $0               $0          $0               $0
----------------------------------------------------------------------------------------------

*   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------
                              SCHEDULED         AMOUNTS
                               MONTHLY           PAID            TOTAL
                              PAYMENTS          DURING           UNPAID
NAME OF CREDITOR                DUE              MONTH        POSTPETITION
--------------------------------------------------------------------------
1. N/A                           -                 -               -
--------------------------------------------------------------------------
2. N/A                           -                 -               -
--------------------------------------------------------------------------
3. N/A                           -                 -               -
--------------------------------------------------------------------------
4. N/A                           -                 -               -
--------------------------------------------------------------------------
5. N/A                           -                 -               -
--------------------------------------------------------------------------
6. TOTAL                        $0                $0              $0
--------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: FLIGHT ONE LOGISTICS, INC.                   ACCRUAL  BASIS-7

CASE NUMBER: 400-42069-BJH                              02/13/95, RWD, 2/96

                                                        MONTH: September 2000

QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE
     NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                        X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER
     THAN A DEBTOR IN POSSESSION ACCOUNT?                                    X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
     OR LOANS) DUE FROM RELATED PARTIES?                                     X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
     LIABILITIES THIS REPORTING PERIOD?                                      X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                  X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                               X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                             X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                       X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


INSURANCE
--------------------------------------------------------------------------------
                                                                   YES      NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
     OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?                          X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

This is a non-operating entity. There are no assets or employees with which to
--------------------------------------------------------------------------------
cover with insurance.
--------------------------------------------------------------------------------


                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
TYPE OF                                                           PAYMENT AMOUNT
POLICY                  CARRIER           PERIOD COVERED            & FREQUENCY
--------------------------------------------------------------------------------
 N/A
--------------------------------------------------------------------------------
 N/A
--------------------------------------------------------------------------------
 N/A
--------------------------------------------------------------------------------
 N/A
--------------------------------------------------------------------------------
 N/A
--------------------------------------------------------------------------------
 N/A
--------------------------------------------------------------------------------

CASE NAME: FLIGHT ONE LOGISTICS, INC.                      FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42069-BJH                                ACCRUAL BASIS

                                                           MONTH: September 2000


ACCRUAL BASIS    LINE NUMBER                   FOOTNOTE/EXPLANATION
 FORM NUMBER
--------------------------------------------------------------------------------
      6                             All Professional fees related to the
--------------------------------------------------------------------------------
                                    Reorganization of the Company are
--------------------------------------------------------------------------------
                                    disbursed out of Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                    (Parent Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    General                         This is a non-operating Company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      4               6             All assessments of uncollectible accounts
--------------------------------------------------------------------------------
                                    receivable are done at Kitty Hawk, Inc.
--------------------------------------------------------------------------------
                                    Refer to Case #400-42141. All reserves are
--------------------------------------------------------------------------------
                                    recorded at Inc. and pushed down to Inc.'s
--------------------------------------------------------------------------------
                                    subsidiaries as deemed necessary.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      3              28             All payments are made by Kitty Hawk, Inc.
                                    (Case #400-42141)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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CASE NAME: FLIGHT ONE LOGISTICS, INC.

CASE NUMBER: 400-42069-BJH

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                           SEPTEMBER 2000


8.  OTHER (ATTACH LIST)                 $   1,224 Reported
                                        ----------
        Intercompany Receivables            1,224 Detail
                                        ----------
                                                - Difference

22. OTHER (ATTACH LIST)                 $     250 Reported
                                        ----------
        Accrued US Trustee Fees               250 Detail
                                        ----------
                                                - Difference